UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 29, 2006

Date of Report (Date of earliest event reported)

RemedyTemp, Inc.

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation or organization)

0-5260

95-2890471

(Commission File Number)	(IRS Employer Identification No.)

101 Enterprise

Aliso Viejo, California 92656

(Address of principal executive offices, including zip code)

949-425-7600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events

On June 29, 2006, RemedyTemp, Inc., issued a press release announcing that its shareholders have approved an agreement to be acquired by Select Personnel Services.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated June 29, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEDYTEMP, INC.

Date:	June 29, 2006	By:	/s/ Greg D. Palmer
Greg D. Palmer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release dated June 29, 2006.